SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (date of earliest event reported) April 20, 2004

TERREMARK WORLDWIDE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12475	52-1981922

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 S. Bayshore Drive
Miami, Florida 33133

(Address of principal executive office)

Registrant’s telephone number, including area code (305) 856-3200

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired.

     Not applicable

     (b) Pro Forma Financial Information.

     Not applicable

     (c) Exhibits.

     99.1    Presentation of Terremark Worldwide, Inc. – April 2004.

Item 12.      Other Events and Regulation FD Disclosure.

     Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of a presentation that Terremark Worldwide, Inc. (the “Registrant”) intends to use from time to time in presentations to investors or others. The information in this Form 8-K and the Exhibit attached hereto shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended. Additionally, the submission of this Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERREMARK WORLDWIDE, INC.

Date: April 20, 2004	By: /s/ Jose Segrera Name: Jose Segrera Title: Chief Financial Officer

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Index to Exhibits

Exhibit No.	Exhibit Title

99.1	Presentation of Terremark Worldwide, Inc. – April 2004

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